United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05734
Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)
325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)(Zip code)
James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 255-3333
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE — This Form N-CSR/A for the registrant is being filed solely to amend the list of Audit Committee members in Item 5 of Form N-CSR filed on March 3, 2011 (Accession Number 0000950123-11-021663). Other than the aforementioned amendment, no other information or disclosures contained in the From N-CSR filed on March 3, 2011 is being amended by this Form N-CSR/A.

Item 1. Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL®
funds

Annual Report

December 31, 2010

Invest With Us.

Annual Report December 31, 2010

Your fund at a glance	page 1

Portfolio Commentary	page 2

Fund’s Investments	page 4

Financial Statements	page 8

Notes to Financial Statements	page 12

Report of Independent Registered Public Accounting Firm	page 18

Directors and Officers	page 24

Notice of Privacy Policy	page 26
Welcome
Dear Fellow Shareholders:
Once again, we are pleased to report that after a volatile first half, 2010 ended up being a very positive year for the equity markets as a whole and for the financial services sector. Much like the prior year, the small and mid-cap portions of the market led the way. The Diamond Hill Financial Trends Fund generated an 18.27% return, at net asset value, in 2010, while the S&P 1500 SuperComposite Financials Index returned 13.35% for the period.
While the first eight months of the year gave us another dose of volatility, we saw only slight gains for the U.S. stock market. However, the overall environment improved substantially as we entered the fall season and especially in the month of December. The strong finish may largely be explained by an improving outlook for the domestic economy. Increased clarity on bank capital requirements, as well as lessening concerns over the European debt crises, provided additional tailwinds for the equity market and, in particular, the financial sector.
With this backdrop, we remain positive regarding the outlook for financial stocks heading into the new year. Since the market lows in March of 2009, financial stocks have been strong performers, yet still have substantially lagged the overall market during the past five years. We believe many areas within the sector are now well positioned for secular growth and nearly all seem poised to benefit from a cyclical recovery. As we begin 2011, for the first time in a number of years, it now appears that balance sheets within the sector are generally healthy, while near-term operating fundamentals are steadily improving for most financial companies. At the same time, we also remain confident in the long-term outlook for many of the areas within the sector and particularly so for the most outstanding financial services organizations, many of which are represented in the portfolio.
Therefore, we begin 2011 with optimism for continued cyclical recovery in the financial sector, as well as our unwavering commitment to the long-term stewardship of shareholders’ capital. As a reminder, the Fund’s adviser utilizes a long-term investment horizon, purchasing securities priced at a discount to their appraisal of intrinsic value. As always, on behalf of your Board of Directors, I would like to thank you for your interest in the Fund.
Sincerely,
Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance
The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.
Over the last year

➢	The Fund appreciated 18.27% on a net asset value basis, outperforming the S&P 1500 Super Composite Financials Index, which was up 13.29%.

➢	Public equity markets recovered strongly in the second half of the year to finish the year with a double-digit price gain.

➢	Economic growth prospects improved during the year and uncertainties surrounding financial regulatory reform abated somewhat as new capital rules were announced.

➢	Many of the Fund’s long positions appreciated as the environment became more favorable for financial companies, narrowing the gaps between price and value.
Diamond Hill Financial Trends Fund, Inc.
Fund’s average annual total returns for various periods ended December 31, 2010
The total returns for the Fund are at net asset value and include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.
Top 10 holding

Wells Fargo & Co.	7.3%	PNC Financial Services Group, Inc.	3.6%

JPMorgan Chase & Co.	6.9%	Bank of New York Mellon Corp.	3.5%

Assured Guaranty Ltd.	4.5%	Prudential Financial, Inc.	3.4%

U.S. Bancorp	4.4%	Bank of America Corp.	3.1%

Old Republic International Corp.	4.0%	Travelers Cos., Inc., The	2.8%

As a percentage of net assets on December 31, 2010 and excludes any cash equivalents.

Portfolio Commentary
Along with the overall domestic equity markets, 2010 was another very solid year for the Fund. The portfolio produced an 18.27% total return, at net asset value, as it once again benefited from a heavy long bias maintained throughout the year. The Fund’s primary benchmark (S&P 1500 SuperComposite Financials Index) posted a total return of 13.35%, which modestly lagged the broader U.S. equity indices. The past year marked the fourth consecutive year that the overall financial sector trailed the market; however, the BKX (KBW Bank Index) was finally able to break its six year streak of relative underperformance.
In general, we continue to believe that the financial services sector is poised for solid returns on both an absolute and relative basis. After three years of struggling with credit and capital issues, we believe most industries within the sector are now well positioned for the economic recovery, which appears to be gaining momentum. Specifically, capital levels in virtually all areas of the sector, but most importantly the banking industry, have increased once again over the past year. Balance sheets have generally shrunk, while at the same time, many participants retained the vast majority of their earnings. Meanwhile, the private sector continued to provide new common equity capital to allow for opportunistic growth and/or the repayment of TARP obligations. In addition, the industry gained needed clarity on prospective capital requirements during the year, and it now appears most of the larger domestic institutions are ready to meet and even exceed the capital requirements well in advance of the regulatory guidelines. As importantly, we also saw a continuation of the more benign trend in loan losses and securities impairments. In many instances, credit expenses actually turned into a healthy tailwind. Finally, the significantly more constructive state of the capital markets was also quite beneficial to nearly the entire sector, from both a general business as well as a capital cost perspective.
As we noted last year, we value stocks using a long time horizon and estimates of normalized earnings. Once again, the combination of improving underlying business fundamentals, along with still modest valuations, led us to numerous undervalued situations and therefore a continuation of the heavy long bias in the portfolio. In particular, we continued to hold investments in companies which we believe have been able to substantially improve their competitive position during the recent economic/credit cycle. At the larger end of the market capitalization spectrum, examples would be two long-time holdings, Wells Fargo & Co. and U.S. Bancorp, as well as J.P. Morgan Chase & Co. and PNC Financial Services Group, Inc. We also added to smaller capitalization banks and thrifts that we believe are similarly positioned to succeed. Most of these organizations have been the beneficiaries of forced mergers and/or FDIC assisted transactions and should be well positioned coming out of the recession. In addition, we continued to find value in a number of insurance companies with Assured Guaranty Ltd., Old Republic International Corp., Prudential Financial Inc. and The Travelers Cos., Inc. all in the top ten holdings at year end. These companies generally experienced fundamental pressures relatively early in the cycle due to exposure to real estate related assets and/or broad exposure to the equity markets. At the end of 2010, these organizations displayed sound balance sheets with strong capital levels and were, without exception, operationally poised to add profitable market share in their respective business lines. Finally, we continue to expect increased M&A activity in the near-term and believe this will be an essential component of capacity rationalization and efficiency gains across the key industries within the sector.

In terms of contributions to performance, the significant holdings were primarily a few of the larger positions in the banking and insurance industries. In addition, a preferred security issued by specialty commercial mortgage REIT, iStar Financial, generated a very strong total return for the year. In the insurance industry, Old Republic International Corp., Assurant, Inc. and Horace Mann Educators Corp. were the strongest contributors, while Wells Fargo & Co, Huntington Bancshares, Inc. and U.S. Bancorp were the three largest contributors in our banking industry holdings. We were pleased that the short portfolio was only a very modest detractor in total during the strong up year for the financial sector. Prosperity Bancshares, Inc. and KBW, Inc. were the largest positive contributors to performance in the short portfolio. Assured Guaranty Ltd. and Bank of America Corp. were meaningful detractors on the long side, while M&T Bank and Eagle Bancorp Inc. were the most significant detractors on the short side.
Finally, as we frequently like to mention, we firmly believe shareholders in the Fund will benefit from a relatively concentrated portfolio. We also continue to have confidence that our flexibility to short securities will provide clear long-term benefits as our primary objective is to enhance performance.
As always, we would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager
Diamond Hill Financial Trends Fund, Inc.  3

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Preferred Stocks — 3.7%
Banking Services — 0.9%
Citizens Funding Trust I, 7.50%*	25,940	$411,408

Financial Services — 1.4%
Countrywide Capital V, 7.00%	26,000	639,600

Reits & Real Estate Management — 1.4%
iStar Financial, Inc., Series F, 7.80%	36,660	648,882

Total Preferred Stocks		$1,699,890

Common Stocks — 84.2%
Banking Services — 25.0%
BB&T Corp.	12,907	339,325
City National Corp.	6,100	374,296
First California Financial Group, Inc.*	110,350	308,980
First Financial Holdings, Inc.	48,888	562,701
First Niagara Financial Group, Inc.à	45,325	633,643
First of Long Island Corp.à	27,056	782,189
Huntington Bancshares, Inc.	125,055	859,128
National Penn Bancshares, Inc.à	85,930	690,018
NewBridge Bancorp*	47,512	221,406
PNC Financial Services Group, Inc.	26,850	1,630,332
Popular, Inc.*	295,125	926,693
Sterling Bancorpà	21,465	224,739
SunTrust Banks, Inc.	17,350	511,998
Wells Fargo & Co.§	107,800	3,340,722

		11,406,170

Commercial Banks — 4.4%
U.S. Bancorp	75,199	2,028,117

Consumer Financial Services — 4.2%
American Express Co.	19,770	848,528
Discover Financial Services	57,145	1,058,897

		1,907,425

Financial Services — 16.9%
Bank of America Corp.	105,660	1,409,504
Bank of New York Mellon Corp.§	53,008	1,600,842
JPMorgan Chase & Co.§	74,528	3,161,478
Morgan Stanley	23,670	644,061
MVC Capital, Inc.à	15,165	221,409
State Street Corp.	14,289	662,152

		7,699,446

4 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares/	Fair
	Par Value	Value

Insurance — 30.3%
Alleghany Corp.*	1,056	$323,527
Allstate Corp.	36,000	1,147,680
Arch Capital Group Ltd.*	7,135	628,237
Assurant, Inc.	31,370	1,208,372
Assured Guaranty Ltd.	115,911	2,051,625
Chubb Corp., The	5,570	332,195
Hartford Financial Services Group, Inc.	33,262	881,110
HCC Insurance Holdings, Inc.	15,265	441,769
Horace Mann Educators Corp.	32,512	586,517
Marsh & McLennan Cos., Inc.	12,410	339,289
Old Republic International Corp.à	135,480	1,846,592
Prudential Financial, Inc.	26,740	1,569,905
Travelers Cos., Inc., The§	22,780	1,269,074
XL Group plc	55,145	1,203,264

		13,829,156

IT Services — 1.4%
CoreLogic, Inc.	33,375	618,105

Reits & Real Estate Management — 2.0%
Redwood Trust, Inc. REITà	62,285	929,915

Total Common Stocks		$38,418,334

Corporate Bond — 1.0%
Banking Services — 1.0%
Zions Bancorp., 7.75%, 9/23/14	$415,000	$432,642

Repurchase Agreement — 3.2%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $1,457,278 on 1/3/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0.0% – 6.3%, and maturities from 1/12/2011 through 6/5/2036†	$1,457,257	$1,457,257

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 5

		Fair
	Shares	Value

Registered Investment Company — 11.8%
JPMorgan U.S. Government Money Market Fund, Capital Shares	5,362,415	$5,362,415

Total Investment Securities — 103.9% (Cost $39,472,318)**		$47,370,538

Segregated Cash With Brokers — 7.4%		3,392,563

Securities Sold Short — (7.6)% (Proceeds $3,281,833)		(3,456,711)

Net Other Assets (Liabilities) — (3.7%)		(1,685,224)

Net Assets — 100.0%		$45,621,166

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $1,390,204.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.

§	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $3,414,242.
REIT — Real Estate Investment Trust

6 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 7.6%
Banking Services — 7.1%
Eagle Bancorp, Inc.*	48,730	$703,174
First Bancorp	56,235	860,958
First Financial Bankshares, Inc.	11,280	577,310
United Bankshares, Inc.	22,820	666,344
WesBanco, Inc.	11,575	219,462
Westamerica Bancorp.	3,850	213,560

		3,240,808

Financial Services — 0.5%
Moody’s Corp.	8,135	215,903

Total Common Stocks Sold Short
(Proceeds $3,281,833)		$3,456,711

*	Non-dividend expense producing security.
Percentages disclosed are based on total net assets of the Fund at December 31, 2010.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 7

Financial Statements
Statement of Assets and Liabilities December 31, 2010
This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at fair value (cost $39,472,318) — including $1,390,204 of securities loaned	$47,370,538
Deposit with broker for securities sold short	3,392,563
Cash	1,890
Receivable for investments sold	85,859
Receivable for dividends and interest	51,716
Prepaid assets	12,275

Total assets	50,914,841

Liabilities

Securities sold short, at value (proceeds $3,281,833)	3,456,711
Return of collateral for securities on loan	1,457,257
Payable for securities purchased	272,313
Payable to Investment Adviser	25,227
Payable for dividends on securities sold short	13,286
Payable to Administrator	5,698
Other payables and accrued expenses	63,183

Total liabilities	5,293,675

Net Assets

Capital paid-in	39,977,745
Accumulated net investment income	45,274
Accumulated net realized loss on investments	(2,125,195)
Net unrealized appreciation on investments	7,723,342

Net assets	$45,621,166

Net asset value per share

Based on 3,968,124 shares outstanding — 50 million shares authorized with par value of $0.001 per share	$11.50

8 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the year ended December 31, 2010
This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$688,232
Interest	69,347
Securities lending	7,529

Total investment income	765,108

Expenses

Investment management fees	276,136
Administration fees	63,724
Custodian fees	20,646
Directors’ fees	76,499
Professional fees	47,801
Regulatory fees	17,500
Transfer agent fees	14,615
Postage and printing fees	9,999
Dividend expense on securities sold short	64,631
Insurance	10,081

Total expenses	601,632

Net investment income	163,476

Realized and unrealized gain (loss)

Net realized gain (loss) on
Security sales	4,157,639
Closed short positions	239,849
Change in net unrealized appreciation (depreciation) of
Investments	2,684,920
Securities sold short	(251,006)

Net realized and unrealized gain	6,831,402

Increase in net assets from operations	$6,994,878

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 9

Statements of Changes in Net Assets
These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009
Increase (decrease) in net assets

From operations
Net investment income	$163,476	$720,498
Net realized gain (loss) from security sales	4,157,639	(4,238,919)
Net realized gain from closed short positions	239,849	1,440,059
Change in net unrealized appreciation (depreciation)	2,433,914	9,237,714

Increase in net assets resulting from operations	6,994,878	7,159,352

Distributions to common shareholders
From net investment income	(348,401)	(1,317,759)
From net realized gain	—	—

Decrease in net assets from distributions to common shareholders	(348,401)	(1,317,759)

From Capital Share Transactions
Repurchase of Shares (25,000 shares)	(237,380)	—
Net Decrease in Net Assets from Capital Share Transactions	(237,380)	—

Net assets

Beginning of period	39,212,069	33,370,476
End of period	$45,621,166	$39,212,069

Accumulated net investment income	$45,274	$232,608

10 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights
The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Per share operating performance

Net asset value, beginning of period	$9.82	$8.36	$15.73	$21.25	$19.46
Net investment income[1]	0.04	0.18	0.38	0.28	0.25
Net realized and unrealized gain (loss) on investments	1.73	1.61	(7.33)	(3.31)	2.69
Total from investment operations	1.77	1.79	(6.95)	(3.03)	2.94
Less distributions
From net investment income	(0.09)	(0.33)	(0.10)	(0.28)	(0.26)
From net realized gain	—	—	(0.32)	(2.21)	(0.89)
Total distributions	(0.09)	(0.33)	(0.42)	(2.49)	(1.15)
Net asset value, end of period	$11.50	$9.82	$8.36	$15.73	$21.25
Per share market value, end of period	$9.81	$7.88	$6.35	$13.75	$19.01
Total return at net asset value [2] (%)	18.27	22.67	(44.30)	(12.50)	15.92 [3]
Total return at market value [2] (%)	25.72	29.60	(51.60)	(14.50)	20.99

Ratios and supplemental data

Net assets, end of period (in millions)	$46	$39	$33	$63	$85
Ratio of gross expenses to average net assets (%)	1.42	1.64	1.53	1.30	1.21
Ratio of net expenses to average net assets (%)	1.42	1.32	1.26	1.28	1.21
Ratio of net expenses to average net assets, excluding dividends on securities sold short (%)	1.26	1.15	1.15	—	—
Ratio of net investment income to average net assets (%)	0.38	2.21	3.09	1.36	1.21
Portfolio turnover (%)	51	81	65	42	10

[1]	Based on the average of the shares outstanding.

[2]	Total return based on net asset value reflects changes in the Fund’s net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the year.

[3]	Unaudited.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 11

Notes to Financial Statements
Note 1
Accounting policies
The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.
Significant accounting policies of the Fund are as follows:
Valuation of investments

Security valuation
The Fund records its investments at fair value. Fair Value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates fair value. Investments in other investment companies are valued at their reported net asset value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
Other assets and securities for which no such quotations are readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event that materially affects the furnished price) are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act.

12 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.
The following is a summary of the inputs used to value the Funds net assets as of December 31, 2010:

		Level 2 —
		Other
	Level 1 —	Significant
	Quoted	Observable
	Prices	Inputs

Investments in Securities:
(Assets)
Common Stocks*	$38,418,334	$—
Preferred Stocks*	1,699,890	—
Corporate Bonds*	—	432,642
Registered Investment Companies	5,362,415	—
Repurchase Agreements	—	1,457,257

Total	$45,480,639	$1,889,899
Investment in Securities Sold Short:
(Liabilities)
Common Stocks*	$(3,456,711)	$—

*	See Schedule of Investments and Schedule of Securities Sold Short for industry classification.
There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2010 and the Fund held no Level 3 securities at December 31, 2010.
New Accounting Pronouncement
In January 2010, the FASB issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of level 1 and level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about input and valuation techniques in level 2 and level 3 fair value measurements. The Fund has adopted this amendment.
Investment transactions
Investment transactions are accounted for no later than the first business day after trade date for daily net asset value calculations throughout the period. However, for financial reporting purposes, investment transactions are reported on trade date at the end of the period. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Short sales
The Fund is permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.
The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.
Securities lending
The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 13

Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Fund as securities lending income. The net securities lending income is presented in the Statement of Operations.
As of December 31, 2010, the value of securities loaned and the collateral held were as follows:

Fair Value	Fair Value of
of Securities	Collateral
Loaned	Received

$1,390,204	$1,457,257
Federal income taxes
The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through 2010) and has concluded that no provision for income tax is required in the financial statements.
Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.
The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.
Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.
Use of estimates
The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Note 2
Management fees and transactions with affiliates and others Investment Advisory
The Fund has entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”), whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carryout the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or

14 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.
Pursuant to the Expense Limitation Agreement (“Limitation Agreement”), beginning January 3, 2010, the Adviser has agreed to waive its investment advisory fees to maintain a total operating expense ratio no greater than 1.59%, excluding dividend expense on securities sold short, subject to a maximum waiver of 0.15%. This Limitation Agreement will continue until December 31, 2011.
Administration
The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Administrator receives a fee at an annual rate of 0.15% of the Fund’s average weekly assets or $22,000, whichever is higher.
The Administrator has entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund. The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian.
The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.
Directors Fees
The Chairman of the Board of Directors receives an annual retainer of $16,000. Each additional Independent Board member receives an annual retainer of $10,000. The meeting attendance fee is $1,250 per Director for each quarterly in-person meeting. The Fund paid $66,000 in aggregate directors fees during the year ended December 31, 2010.
Note 3
Guarantees and indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.
Note 4
Fund share transactions
The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 15

Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.
During the fiscal year ended December 31, 2010, the Fund repurchased 25,000 (0.63% of shares outstanding) of its shares under the share repurchase program authorized by the Board of Directors. The corresponding dollar amount of the share repurchase amounted to $237,380 with a weighted average price per share of $9.50 and a weighted average discount per share at 16.5%.
Note 5
Share Repurchase Plan
On December 15, 2009, the Board of Directors authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 200,000 of its outstanding shares and is effective until the earlier of its termination by vote of the Directors or the repurchase of 200,000 shares. The share repurchase program is intended to increase the Fund’s net asset value per share of the Fund’s remaining shares.
Note 6
Investment transactions
Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the fiscal year ended December 31, 2010, aggregated $19,880,764 and $22,554,152, respectively.
Note 7
Federal Tax Information
The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.
The tax character of dividends paid to shareholders during 2010 and 2009 was as follows:

	Ordinary	Long-Term
	Income	Gains	Total

2010	$348,401	$—	$348,401
2009	1,317,759	—	1,317,759
The following information is computed on a tax basis for each item of the Fund as of December 31, 2010:

Tax cost of portfolio investments	$39,774,464

Gross unrealized appreciation	8,795,400
Gross unrealized depreciation	(1,374,204)

Net unrealized appreciation	7,421,196
Undistributed ordinary Income	4,751
Capital loss carryforwards	(1,782,526)

Accumulated earnings	5,643,421

As of December 31, 2010, the Fund had net capital loss carryforwards expiring as follows:

Expires
Amount	December 31,

1,782,526	2017
The Fund utilized $4,388,838 of capital losses in the current fiscal year.
Certain reclassifications have been made to the components of net assets, the result of investments in Real Estate Investment Trusts. The following reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis:

Accumulated
Net Investment	Paid in
Income	Capital

$(2,409)	$2,409
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year

16 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Tax Information” section of the notes to financial statements beginning in 2011 reporting periods.
Note 8
Subsequent Events
The Fund evaluated subsequent events from December 31, 2010 through the date of these financial statements were issued. There were no subsequent events to report that would have a material impact on the financial statements.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
the Diamond Hill Financial Trends Fund, Inc:
We have audited the accompanying statement of assets and liabilities of the Diamond Hill Financial Trends Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors whose report dated February 16, 2007, expressed an unqualified opinion on those financial statements.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Financial Trends Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
February 25, 2011

Supplemental Information (unaudited)
Tax information
For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2010.
With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2010, 100% of the dividends qualified for the corporate dividends-received deduction.
The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2010.
Shareholders were mailed a 2010 U.S. Treasury Department Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.
Proxy Voting
The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy
The Fund’s primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 5% and 25% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasigovernmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.
As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”
Director approval of investment advisory agreement
The Board of Directors (the “Board”) of Diamond Hill Financial Trends Fund (the “Fund”), at a regularly scheduled meeting on August 17, 2010, by a unanimous vote, approved the Management Agreement between the Fund and Diamond Hill Capital Management, Inc. (the “Adviser”). The directors considered many factors in their approval, none of which was considered a sole determining factor, and specifically summarized the following factors:
(i)	The nature, extent and quality of services to be provided and the investment performance of the Fund and the portfolio manager. The Board considered the reputation, financial strength, key services and operations, resources and expertise of the Adviser as a firm, including the structure of its organization, its relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, and its ability to attract and maintain highly-qualified, professional talent. The Board noted its strong satisfaction with the entire professional staff of the Adviser and the investment driven culture of the firm. The Board also assessed the services and attention provided by the Adviser since its engagement in December 2007 noting its satisfaction and that the Adviser had met or exceeded all the expectations the Board had of the Adviser at the time of the original engagement.
(ii)	The investment performance of the Fund and the Adviser. In this regard, the Board compared the performance of the Fund with the performance of various indexes and comparable funds during the Adviser’s tenure. The Board compared the Advisor’s performance to peer groups and noted the Fund ranked in the first or second performance quartile in the one and three year periods, respectively. The Board noted that in a difficult market environment the Fund outperformed the S&P 1500 Financial Index and performed slightly better than the Adviser’s Financial Long-Short Fund, an open-ended mutual fund similar to the Fund. Following discussion, the Board concluded that the investment performance of the Fund was satisfactory and consistent with the Fund’s objectives and policies.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In this respect, the Board considered the Adviser’s staffing, personnel and methods of operating, the financial condition of the Adviser and the level of commitment to the Fund by the Adviser and its principals. Among other things, the Board specifically noted the Adviser’s two-year agreement at the outset of the engagement to waive fees and reimburse the Fund for certain expenses of the Fund to ensure that the total annual operating expense ratio would not exceed 1.15%. The Board noted that at the time the expense limitation agreement was reached no one foresaw the material devaluation in financial asset values and the resulting material reduction in the Fund’s net assets. As a result, the Adviser was required to waive a significant amount of its advisory fee. The Board also noted that the Fund’s advisory fees were among the lowest of all financial services fund and that no Adviser client paid a lower fee. Following discussion, the Board concluded that the fees paid to the Adviser were reasonable in light of all circumstances.
(iv)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale. The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board considered the current economic conditions and the Fund’s current asset size and concluded that under foreseeable conditions, it was unable to assess at this time whether economies of scale would be realized if the Fund was to experience significant asset growth. In the event the Fund were to experience significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of such growth.
Having considered (1) the nature, extent and quality of the services to be provided and the investment performance of the Fund and the portfolio manager, (2) the investment performance of the Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale, as discussed more fully above. The Directors, the majority of whom are Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.
Portfolio management
Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.
Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008. From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments. He served as an Investment Associate at Putnam Investments from 1999 to 2002.
Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Loesch has a B.S.

degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame-Mendoza College of Business (cum laude), and holds the CFA designation. He has been with Diamond Hill Capital Management, Inc. since May 2007. From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial. He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.
Bylaws
In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.
In November 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws regarding the Chairman of the Board position: The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Also disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.
At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitled to be cast at the meeting.
In November 2007, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws. First, the Board further clarified the treatment of street name shares held by brokers without authority to vote them as to a particular proposal. Those shares are treated as shares present and entitled to vote with respect to the proposal, but will not be counted as a vote in favor of the proposal. Also, the Board amended the bylaws to provide that a plurality of votes cast at a meeting of stockholders at which quorum is present shall be sufficient to elect a director.
In February 2011, the Fund’s Board of Directors adopted an amendment to the Fund’s bylaws to the effect the Chairman no longer needed to be a person who is not an interested person of the Fund, but could not be an affiliate of the Fund’s investment adviser or administrator.
Dividends and distributions
During the fiscal year ended December 31, 2010, dividends from net investment income totaling $0.09 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

September 3, 2010	$0.05
December 27, 2010	0.04

Dividend reinvestment plan
The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.
In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.
Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.
The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.
All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).
Shareholder communication and assistance
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-877-254-8583
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers
This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.
Interested Director and Independent Directors1

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since[2]
Interested Director

Franklin C. Golden, Born: 1950 Chairman and Director Managing Director, Wells Fargo Advisors (since 2001) (broker dealer)	1989

Independent Directors

Russell J. Page, Born: 1942 Director Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board, BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004); Director, Cannon Memorial Hospital (since 2003);	2003

Fred G. Steingraber, Born: 1938 Director Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting) (retired 2002); Director, Maytag Corporation; Director, Supervisory Board of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.	1989

Donald R. Tomlin, Born: 1933 Director Portfolio Manager of Livingston Group Asset Management Company (operating as Southport Capital Management) (since 2001);	1989

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.

[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

Principal Officers1

Name, age	Officer
Position(s) held with Fund	of Fund
Principal occupation(s) at least the last 5 years	since[2]
James F. Laird, Jr., Born: 1957 President Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.	December 1, 2007

Gary R. Young, Born: 1969
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Chief Compliance Officer of Diamond Hill Capital Management, Inc., since October 2010.
December 1, 2007

Brian D. Risinger, Born: 1968
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006; Director of Compliance and Director of Fund Administration with BISYS Fund Services April 1994 through April 2006.
December 1, 2007

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.

[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

NOTICE OF PRIVACY POLICY
In order to enhance our ability to provide you with the best service possible, the Diamond Hill Financial Trends Fund (referred to as “we” or “us”) collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our “affiliates” in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc., Beacon Hill Fund Services, Inc. and BHIL Distributors, Inc.
SAFEGUARDING PRIVACY
We maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.
INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:
•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information).

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history).
INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information.
INFORMATION WE SHARE WITH AFFILIATES
Our affiliates are financial service providers that offer investment advisory and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information among our affiliates to better assist you in achieving your financial goals.
PRIVACY PROMISE FOR CUSTOMERS
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of the Diamond Hill Financial Trends Fund or anytime we make a material change to our privacy policy.

For more information
The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone 1-614-255-4080	On the Fund’s Web site www.diamond-hill.com/closedendfund.asp	On the SEC’s Web site www.sec.gov

Directors Franklin C. Golden Russell J. Page Fred G. Steingraber Donald R. Tomlin Officers Franklin C. Golden Chairman James Laird	Investment adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Custodian
JPMorgan Chase Bank, N.A.
14201 North Dallas Parkway
Dallas, TX 75254-2916

Independent directors’ Counsel
Paul, Hastings, Janofsky
& Walker, LLP
600 Peachtree St., N.E.
Twenty – Fourth Floor
Atlanta, GA 30308

Stock symbol
Listed Nasdaq Symbol:
DHFT

For shareholder
assistance,
refer to page 20
President Gary Young Treasurer, CCO, Secretary Brian Risinger Assistant Treasurer	Transfer agent and registrar Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310

How to contact us

Internet	www.diamond-hill.com

Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080
A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

DIAMOND HILL®
funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Russell J. Page is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $18,100 and $17,600 in fiscal 2010 and 2009 respectively, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.
(b) Audit-Related Fees. There were no audit-related fees in fiscal 2010 and 2009.
(c) Tax Fees. Fees for tax compliance services totaled $4,700 and $4,900 in fiscal 2010 and 2009, respectively.
(d) All Other Fees. There were no other fees in fiscal 2010 and 2011.
(e)(1) Audit Committee Pre-Approval Policies.
The Audit Committee pre-approves all non-audit services provided by the independent auditor to the Fund or to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.
The Audit Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Fund or to a service provider, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.
(e)(2) 0.0% in fiscal 2010 and 2009.
(f) Not applicable.
(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $79,600 and $79,300 in 2010 and 2009, respectively.
(h) The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
Item 6. Schedule of Investments.
(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
See attached Exhibit “Proxy Voting Policies and Procedures”.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
See attached Exhibit “Portfolio Manager’s Information”.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There were no purchases of shares of the registrant’s equity securities during the period July 1, 2010 to December 31, 2010.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith

(c)	Proxy Voting Policies and Procedures

(d)	Portfolio Manager’s Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Diamond Hill Financial Trends Fund, Inc.
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: March 17, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: March 17, 2011
By (Signature and Title)

/s/ Gary R. Young Gary R. Young
Treasurer
Date: March 17, 2011